UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Nikola Corporation
(Name of Registrant as Specified In Its Charter)

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[First used May 4, 2023]

$NKLA stockholders, help drive us forward. Vote YES on all proposals. The deadline for voting is June 6, 2023, at 11:59 p.m. ET. Contact Alliance Advisors at (855) 935-2562 to vote your shares today.

[To be first used May 6, 2023]

#NKLA stockholders, voting is quick and easy and every share counts. Contact Alliance Advisors at (855) 935-2562 to vote your shares today.

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